SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the Diversified Fixed Income Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for PineBridge Investment LLC, all reference to Tim Lindvall is deleted in its entirety.

Dated: August 10, 2012